Exhibit 10.4

GUARANTY

GUARANTY (this “Guaranty”), dated as of June 27, 2014, by each direct and indirect subsidiary of BODY CENTRAL CORP., a Delaware corporation (the “Company”) listed as a guarantor on the signature pages hereto (each a “Guarantor” and, together with any Person joining this Guaranty as a guarantor, the “Guarantors”; the Company and the Guarantors are each a “Transaction Party” and, collectively, the “Transaction Parties”) in favor of (a) LANE FIVE PARTNERS LP, as collateral agent (in such capacity, the “Agent”) for its own benefit and the benefit of the other Credit Parties (as defined in the Security Agreement referred to below), and (b) the Credit Parties.

W I T N E S S E T H

WHEREAS, reference is made to (i) that certain Securities Purchase Agreement, dated as of the date hereof (as amended, modified, supplemented or restated hereafter, the “Securities Purchase Agreement”), by and among the Company and the investors listed on the Schedule of Buyers attached thereto (individually, a “Buyer” and collectively, the “Buyers”), (ii) the “Notes” (as defined therein) issued pursuant to the Securities Purchase Agreement (as such Notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the “Notes”) and (iii) the Security Agreement, dated as of the date hereof (as amended, modified, supplemented or restated hereafter, the “Security Agreement”), by the Transaction Parties in favor of the Agent.  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Security Agreement.

WHEREAS, the Buyers have agreed to purchase the Notes pursuant to, and upon the terms and subject to the conditions specified in, the Notes and the Securities Purchase Agreement.

WHEREAS, each Guarantor acknowledges that it is an integral part of a consolidated enterprise and that it will receive direct and indirect benefits from the purchase of the Notes provided for in the Securities Purchase Agreement.

WHEREAS, the obligations of the Buyers to purchase the Notes are conditioned upon, among other things, the execution and delivery by the Guarantors of a guaranty in the form hereof.  As consideration therefor, and in order to induce the Buyers to purchase the Notes, the Guarantors are willing to execute this Guaranty.

Accordingly, each Guarantor hereby agrees as follows:

SECTION 1.                            Guaranty.  Each Guarantor irrevocably and unconditionally guaranties, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment when due (whether at the stated maturity, by required prepayment, by acceleration or otherwise) and performance by the Company of all Obligations (collectively, the “Guaranteed Obligations”), including all such Guaranteed Obligations which shall become due but for the operation of any Debtor Relief Laws.  Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon this Guaranty notwithstanding any extension or renewal of any Guaranteed Obligation.

SECTION 2.                            Guaranteed Obligations Not Affected.  To the fullest extent permitted by applicable Law, each Guarantor waives presentment to, demand of payment from, and protest to, any Transaction Party of any of the Guaranteed Obligations, and also waives notice of acceptance of this Guaranty, notice of protest for nonpayment and all other notices of any kind.  To the fullest extent permitted by applicable Law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of any Agent or any other Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against any Transaction Party under the provisions of the Securities Purchase Agreement, any other Transaction Document or otherwise or against any other party with respect to any of the Guaranteed Obligations, (b) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Guaranty, any other Transaction Document or any other agreement, with respect to any Transaction Party or with respect to the Guaranteed Obligations, (c) the failure to perfect any security interest in, or the release of, any of the Collateral held by or on behalf of the Agent or any other Credit Party, or (d) the lack of legal existence of any Transaction Party or legal obligation to discharge any of the Guaranteed Obligations by any Transaction Party for any reason whatsoever, including, without limitation, in connection with any Debtor Relief Laws.

SECTION 3.                            Security.  Each of the Guarantors hereby acknowledges and agrees that the Agent and each of the other Credit Parties may, subject to the terms of the Subordination Agreement, (a) take and hold security for the payment of this Guaranty and the Guaranteed Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine, and (c) release or substitute any one or more endorsees, the Company, other Guarantors or other obligors, in each case without affecting or impairing in any way the liability of any Guarantor hereunder.

SECTION 4.                            Guaranty of Payment.  Each of the Guarantors further agrees that this Guaranty constitutes a guaranty of payment and performance when due of all Guaranteed Obligations and not of collection and, to the fullest extent permitted by applicable Law, waives any right to require that any resort be had by the Agent or any other Credit Party to any of the Collateral or other security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of any Agent or any other Credit Party in favor of any Transaction Party or any other Person or to any other guarantor of all or part of the Guaranteed Obligations.  Any payment required to be made by the Guarantors hereunder may be required by any Agent or any other Credit Party on any number of occasions and shall be payable to the Agent, for the benefit of the Agent and the other Credit Parties, in the manner provided in the Transaction Documents.

SECTION 5.                            Indemnification.  Without limiting any of their indemnification obligations under the Securities Purchase Agreement or the other Transaction Documents, and without duplication of any indemnification provided for under the Securities Purchase Agreement or the other Transaction Documents, the Guarantors, jointly and severally, shall indemnify the Agent (and any sub-agent thereof), each other Credit Party, and the Affiliates, partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of any of the foregoing and the foregoing’s Affiliates (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless (on an after tax basis) from, any and all losses, claims, causes of action, damages, liabilities, settlement payments, costs, and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred, suffered, sustained, or required to be paid by, any Indemnitee or asserted against any Indemnitee by any third party or by the Company or any other Transaction Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Guaranty, any other Transaction Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or the administration of this Guaranty and the other Transaction Documents, (ii) the purchase of any Note or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Transaction Party or any of its Subsidiaries, or any Environmental Liability related in any way to any Transaction Party or any of its Subsidiaries, (iv) any claims of, or amounts paid by any Credit Party to, a Blocked Account Bank or other Person which has entered into a control agreement with any Credit Party hereunder, or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Company or any other Transaction Party or any of the Transaction Parties’ directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith, or willful misconduct of such Indemnitee.  In connection with any indemnified claim hereunder, the Indemnitee shall be entitled to select its own counsel and the Guarantors shall promptly pay the reasonable and documented fees and expenses of such counsel.

SECTION 6.                            No Discharge or Diminishment of Guaranty.  The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise.  Without limiting the generality of the foregoing, the Guaranteed Obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under this Guaranty, the Securities Purchase Agreement, any other Transaction Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations).

SECTION 7.                            Defenses of Transaction Parties Waived.  To the fullest extent permitted by applicable Law, each of the Guarantors waives any defense based on or arising out of any defense of any Transaction Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Transaction Party, other than the indefeasible payment in full in cash of the Guaranteed Obligations.  Each Guarantor hereby acknowledges that the Agents and the other Credit Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Transaction Party, or exercise any other right or remedy available to them against any Transaction Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent that the Guaranteed Obligations have been indefeasibly paid in full in cash.  Pursuant to, and to the extent permitted by, applicable Law, each of the Guarantors waives any defense arising out of any such election and waives any benefit of and right to participate in any such foreclosure action, even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Transaction Party, as the case may be, or any security.  Each Guarantor agrees that it shall not assert any claim in competition with Agent or any other Credit Party in respect of any payment made hereunder in connection with any Debtor Relief Laws.

SECTION 8.                            Agreement to Pay; Subordination.  In furtherance of the foregoing and not in limitation of any other right that the Agent or any other Credit Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Transaction Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each of the Guarantors hereby promises to and will forthwith pay, or cause to be paid, in each case subject to the terms of the Subordination Agreement, to the Agent or such other Credit Party as designated thereby in cash the amount of such unpaid Guaranteed Obligations.  Upon payment by any Guarantor of any sums to the Agent or any other Credit Party as provided above, all rights of such Guarantor against any Transaction Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Guaranteed Obligations.  In addition, any indebtedness of the Company or any other Transaction Party now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior indefeasible payment in full in cash of all of the Guaranteed Obligations. Notwithstanding the foregoing, prior to the occurrence of an Event of Default, the Company or any other Transaction Party may make payments to any Guarantor on account of any such indebtedness. After the occurrence and during the continuance of an Event of Default, none of the Guarantors will demand, sue for, or otherwise attempt to collect any such indebtedness until the indefeasible payment in full in cash of the Guaranteed Obligations, termination or expiration of the Commitments.  If any amount shall erroneously be paid to any Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of any Transaction Party, such amount shall be held in trust for the benefit of the Credit Parties and shall, subject to the terms of the Subordination Agreement, forthwith be paid to the Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Securities Purchase Agreement.

SECTION 9.                            Limitation on Guaranty of Guaranteed Obligations.  In any action or proceeding with respect to any Guarantor involving any state corporate law, the Bankruptcy Code of the United States or any other Debtor Relief Law, if the obligations of such Guarantor under SECTION 1 hereof would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said SECTION 1, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Credit Party, the Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

SECTION 10.                     Information.  Each of the Guarantors assumes all responsibility for being and keeping itself informed of each Transaction Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agent or the other Credit Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

SECTION 11.                     Termination.  This Guaranty (a) shall terminate upon the indefeasible payment in full in cash of all Obligations under the Transaction Documents (together with any matured indemnification obligations as of the date of such payment, but excluding any inchoate or unmatured contingent indemnification obligations), and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any Credit Party or any Guarantor upon the bankruptcy or reorganization of any Transaction Party or otherwise.

SECTION 12.                     Costs of Enforcement.  Without limiting any of their obligations under the Securities Purchase Agreement or the other Transaction Documents, and without duplication of any fees or expenses provided for under the Securities Purchase Agreement or the other Transaction Documents, the Guarantors, jointly and severally, agree to pay on demand all costs, expenses and fees set forth in Section 4(e) of the Securities Purchase Agreement.

SECTION 13.                     Binding Effect; Several Agreement; Assignments.  Whenever in this Guaranty any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Guaranty shall bind and inure to the benefit of each of the Guarantors and its respective successors and assigns.  This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns, and shall inure to the benefit of the Agent and the other Credit Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such attempted assignment or transfer shall be void), except as expressly permitted by this Guaranty or the Transaction Documents.  This Guaranty shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 14.                     Waivers; Amendment.

(a)                                 The rights, remedies, powers, privileges, and discretions of the Agent hereunder and under applicable Law (herein, the “Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which they would otherwise have.  No delay or omission by the Agent in exercising or enforcing any of the Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof.  No waiver by the Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement.  No single or partial exercise of any of the Agent’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Agent and any Person, at any time, shall preclude the other or further exercise of the Agent’s Rights and Remedies.  No waiver by the Agent of any of the Agent’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.  The Agent’s Rights and Remedies may be exercised at such time or times and in such order of preference as the Agents may determine. The Agent’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Guaranteed Obligations.  No waiver of any provisions of this Guaranty or any other Transaction Document or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on any Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in the same, similar or other circumstances.

(b)                                 Neither this Guaranty nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Agent and the Guarantor or Guarantors with respect to whom such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9(e) of the Securities Purchase Agreement.

SECTION 15.                     Copies and Facsimiles.  This instrument and all documents which have been or may be hereinafter furnished by the Guarantors to the Agent may be reproduced by the Agent by any photographic, microfilm, xerographic, digital imaging, or other process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile or other electronic transmission which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise so admissible in evidence as if the original of such facsimile or other electronic transmission had been delivered to the party which or on whose behalf such transmission was received.

SECTION 16.                     Governing Law. THIS GUARANTY AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 17.                     Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9(f) of the Securities Purchase Agreement, provided that communications and notices to the Guarantors may be delivered to the Company on behalf of each of the Guarantors.

SECTION 18.                     Survival of Agreement; Severability.

(a)                                 All covenants, agreements, indemnities, representations and warranties made by the Guarantors herein and in the certificates or other instruments delivered in connection with or pursuant to this Guaranty, the Securities Purchase Agreement or any other Transaction Document shall be considered to have been relied upon by the Agent and the other Credit Parties and shall survive the execution and delivery of this Guaranty, the Securities Purchase Agreement and the other Transaction Documents and the purchase of the Notes by the Buyers, regardless of any investigation made by the Agent or any other Credit Party or on their behalf and notwithstanding that the Agent or other Credit Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended, and shall continue in full force and effect until terminated as provided in SECTION 11 hereof.  The provisions of SECTION 5 and SECTION 12 hereof shall survive and remain in full force and effect regardless of the repayment of the Guaranteed Obligations and the Commitments or the termination of this Guaranty or any provision hereof.

(b)                                 Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 19.                     Counterparts.  This Guaranty may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Guaranty by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Guaranty.

SECTION 20.                     Rules of Interpretation.  The rules of interpretation specified in the

Transaction Documents shall be applicable to this Guaranty.

SECTION 21.                     Jurisdiction; Consent to Service of Process.  EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE AGENT, ANY BUYER,  OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS GUARANTY OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  EACH OF THE GUARANTORS AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS GUARANTY SHALL AFFECT ANY RIGHT THAT ANY CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.  EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY IN ANY COURT REFERRED TO IN THIS SECTION.  EACH OF THE GUARANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.  EACH PARTY TO THIS GUARANTY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 16.  NOTHING IN THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS GUARANTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 22.                     Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND WAIVES THE RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN RESPECT OF, AND ALL STATUTES OF LIMITATIONS WHICH MAY BE RELEVANT

TO, SUCH ACTION OR PROCEEDING; AND WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (B) ACKNOWLEDGES THAT THE AGENT AND THE OTHER CREDIT PARTIES HAVE BEEN INDUCED TO ENTER INTO THE TRANSACTION DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION 22.

SECTION 23.                     Subordination.  NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO ARE SUBJECT TO THE SUBORDINATION AGREEMENT.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Guarantor has duly executed this Guaranty as of the day and year first above written.

GUARANTORS:

BODY CENTRAL STORES, INC.

By:
Name:
Title:

BODY CENTRAL SERVICES, INC.

By:
Name:
Title:

BODY CENTRAL DIRECT, INC.

By:
Name:
Title:

Signature Page to Guaranty